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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-07471


          -----------------------------------------------------------




Matthew 25 Fund, Inc.
(Exact name of registrant as specified in charter)




607 West Avenue
Jenkintown, PA  19046
(Address of principal executive offices)




Mark Mulholland
607 West Avenue
Jenkintown, PA  19046
(Name and address of agent for service)




Registrant's telephone number, including area code: (215) 884-4458


Date of fiscal year end: December 31

Date of reporting period: June 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.




Item 1.  Reports to Stockholders.





MATTHEW 25 FUND, INC


SEMI-ANNUAL REPORT

June 30, 2006

(unaudited)







Matthew 25 Fund, Inc.
607 West Avenue
Jenkintown, PA  19046
1-888-M25-FUND

Fund Symbol: MXXVX
Website: www.matthew25fund.com







This report is provided for the general information of Matthew 25 Fund shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.



 Dear Matthew 25 Fund Shareholders,

        Our Fund was down 2.35% for the first six months of 2006. From its inception on 10/16/95 through 6/30/06 our Fund has gained 299.51%. In other words, a $10,000 investment at the inception of our Matthew 25 Fund would have grown to $39,951. This is a compounded annual growth rate of 13.79% for a period covering 10.71 years.

        For the past year and a half the stock market has been volatile and I am sure disheartening for many of you. I hope this letter may give you reasons to be optimistic about the market's and our Matthew 25 Fund's potential returns.

        The first reason is that this market is cheap. The PE of the S&P 500 is right now 14.7 ($1,271.48/ $86.51). This is the same PE as in 1994. The return on the market from 12/31/94 until 6/30/96 was 11.03% compounded. This period includes the third worst bear market in U.S history. The average PE Ratio for the S&P 500 since 1935 is 15.68 and its average return is 11.80%. Because we are below the average PE, the stock market could provide above average returns, or greater than 11.8%, for the next several years.

        There is evidence of this undervaluation of the market in the news. Mergers and Acquisitions (M&A) in the U.S. were euphoric in the first half of this year with $702 billion in announced deals. This is up 23% over the same period last year. (Thomson Financial, Mergers & Acquisition Review 2nd Quarter 2006, http://banker.thomsonib.com) This year the first and third largest deals ever done in the U.S. have been announced. These are HCA and Kinder Morgan, respectively. These two and other deals are being done for cash by private equity investors. Data from mergermarket, the M&A Intelligence and Research Services show that Private Equity firms bought 180 North American companies for
$135.1 billion in the first half of 2006.   Cash deals are not only evidence of
the intrinsic undervaluation of many stocks; it is my second reason that this market will get momentum based on simple supply and demand. Every time a stock is bought for cash that means there is less stock in the stock market and more money available to buy the remaining stocks. This was one impetus that drove the stock market in the 1980's.

        The third reason that this market should begin to move is the growth in earnings. S&P 500 earnings peaked in 2000 at $56.13. Then the following year the earnings declined to $38.85. Since 2001, earnings have risen every year and are expected to be $86.51 this year. Earnings have grown at a compounded rate of 17.36% per year for the past 5 years and is on pace to be 54% higher than the peak of the last bull market. This rate of growth is 2.5 to 3 times higher than the long-term growth of earnings, so it will probably grow more slowly but still grow. Remember this earnings growth has occurred in spite of rising oil prices and the Fed increasing short-term interest rates 17 times.

        The above reasons, very good values, strong growth and high buyout activity, are why I became very bullish on the general stock market during 2005. Now, I would like to update you on our Matthew 25 Fund's investments by reviewing our largest holdings and introducing you to our new investments.


Federal Agricultural Mortgage Corp. is more commonly known as Farmer Mac (AGM). This stock is at a nice stage. Its business momentum is strong. This can be seen by the increase in the AGM's total portfolio that it guarantees. At year end, AGM insured or held $5.45 billion in agricultural mortgages. By July, AGM had announced $1.9 billion in new loans it will guarantee. If you subtract around $300 million in loan run-off, then AGM's total portfolio should be around $7 billion. That's an increase of 29%. This portfolio increase will increase guarantee fees to AGM and if managed well, should increase earnings per share. AGM is an attractive investment because its stock is cheap and its business appears to be growing. Therefore, it has the potential for returns higher than its growth alone. Let me give you a potential scenario. In 2005, AGM's GAAP earnings were $2.39, which currently gives AGM a below average PE Ratio of 11.5. If earnings per share can grow 15% on average over three years to $3.63 in 2008 and the PE goes to a market average ratio of 15.6, then the stock would sell for $56.70 in three years. Based on the current price of $27.25 and a dividend of $0.40, this scenario offers a potential return of over 28% a year over the next 3 years. Of course this scenario may not occur, but the potential is there and the recent increase in AGM's portfolio gives me hope.

Polaris Industries (PII) has slipped in earnings. This year earnings will be down after rising the past 9 years at a 12.7% growth rate. The primary reason is the rise in gas prices. I believe that they may start growing again in 2007. First Call, which collects analysts' estimates, gives PII an annual growth rate of 10% over the next 5 years. PII currently has a PE of 12 so I still like its long-term potential. While we wait, I love how management treats shareholders. In the first 6 months the company had spent $83.8 million in stock buybacks and dividends. Divided by the 40.5 million shares outstanding, this is equivalent to $4.14 per share on an annual basis. This is an economic return to shareholders of over 10% at current prices. This is a great company that treats its shareholders well.

        Black & Decker Corp. (BDK) earnings should be up around 6% this year, not so bad after increasing 23% last year. The stock has declined in price
this year probably in sympathy with the home builder stocks.   I feel very good
about the stock's long-term potential. First Call has BDK's annual growth for the next 5 years at 10% and yet the stock is currently at a PE of only 9.5. I believe that this is the cheapest, major brand stock in the market. Besides doing a good job running its business, management also treats shareholders well. The company has bought back 4.1 million shares in the first half of 2006 with its ample free cash flow. Based on year end shares of 77.4 million, this buyback rate would cut the shares in half in less than 5 years. This would double the intrinsic value of our investment without any improvement in BDK's business. In addition, in this environment of mergers and acquisitions, I believe that BDK could be a potential takeover target. This is because it is greatly undervalued, owns major brands, has a clean balance sheet, does not have a large owner to act as a deterrent and its market capitalization is only around $5 billion. Barring a major decline in BDK's business, we should receive strong returns on this investment.

        There are two common adages that can be applied to investing. The first is "Out with the old and in with the new." And the second is "No pain, no gain." In this downturn I was able to sell three holdings at relatively good prices. Boykin Lodging (BOY) received a takeover offer so it provided enough liquidity and price to cash out. AC Moore (ACMR) had fundamental changes that I did not like, but fortunately, the price had risen because of a buyout of its main competitor, so it was sold. Ocean Shore Holding (OSHC) simply became liquid at a fair price so I took advantage of this. The proceeds from these investments were placed into three great companies. All three of our new investments I have followed for some time, and they have dropped in price so that we have an opportunity to gain from their future appreciation, which I believe will come. Thus some old holdings have been replaced with new and better investments. Even though I don't like the pain of this market I am optimistic about the long-term capital gains potential from these new opportunities.

        Cabelas Inc. (CAB) is one of the strongest brands in specialty retailing. CAB has a three-pronged approach to being the "World's Foremost Outfitter" in hunting, fishing and outdoor gear. The foundation of the business is its world-famous catalog and mail-order business. CAB operates 14 popular destination stores. Its internet site is a natural development to its leading catalog business. CAB started its business in 1961 and went public with its stock on 6/25/04. It was a hot offering but overpriced at the time. Its business growth and its decline in price caught my eye. I have purchased a full 5% position in our fund at an average cost of $17.67. CAB's sales are up 14% and net income is up 26% so far in 2006. In spite of this growth our shares were purchased at 14.1 PE for this year and around a 12.25 PE for 2007. This investment I classify as value and growth.

        St. Joe Company (JOE) is a 70 year company established by the DuPont family as a paper business. Starting in 1996 it divested itself of its paper business, railroad and equity in Florida East Coast Industries. Now it is a land bank of Florida real estate owning 838,000 acres in the northwest area of the state. This area is larger than the State of Rhode Island. It includes 338,000 acres within 10 miles of Gulf of Mexico Coastline, 160 miles of Gulf frontage and includes 6 miles of beaches. This sold for $85 a year ago and I believe it is worth more than that. I am still buying shares for our Fund and our average cost is $44.23. If you match the debt to its commercial properties, then the total market value at our price is around $3.3 billion. This is valuing the land at less than $4,000 per acre. This is a very unique value investment.

        A.S.V. Inc. (ASVI) manufactures the posi-Tracks undercarriage technology used for equipment in construction, landscaping and farming. ASVI sold as high as $34 in March of this year, but the market weakness has driven this stock down. In fact, as I write this letter, I have purchased shares at $15. This price is a 13.5 PE Ratio for a company that increased sales 35% and net income 24% in the first half of 2006, and First Call gives ASVI a 25% annual growth rate for the next 5 years. This innovative company has strong patent protection and has solid backing with Caterpillar Inc., which owns 21% of ASVI's stock. I am still buying shares and hope to have a 5% position in our Fund shortly. This is an aggressive growth stock at very good valuation with a PEG Ratio (PE/Growth Rate) of 0.54 when a buy made below a 1.00 PEG Ratio is considered a bargain for growth stocks.

        This is a tough market that we are experiencing, and with the market and news so negative it is difficult to see the upside. Hopefully, this letter will help you to see the potential in the general market and our stockholdings. This decline will delay the start but not the next bull market's coming. I have and will continue to buy more shares of our Matthew 25 Fund for my family, because I believe for every dollar invested today we will have much more than a dollar in market value in the not too distant future. Please call me for any questions that you may have and thank you for allowing us to work for you.




							Good fortune to you,



							Mark Mulholland
							President



Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and that actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.



MATTHEW 25 FUND, INC.
PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 1995 to 6/30/06. These changes are then compared to a $10,000 investment in the Value Line Index, which is an index comprised of 1,665 stocks, and the Russell 3000 Index, which is an index comprised of 3,000 stocks, for the same period. The Russell 3000 Index is being used as a comparison because it is more widely recognized and includes broader market coverage than the Value Line index. The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



(GRAPHIC OMITTED)



Date:         Matthew 25 Fund          Russell 3000 Index      Value Line Index


Year ended
12/31/95              10,000                    10,000                   10,000

Year ended
12/31/96              11,868                    12,182                   11,978

Year ended
12/31/97              16,574                    16,053                   15,386

Year ended
12/31/98              20,871                    19,929                   16,281

Year ended
12/31/99              21,097                    24,094                   18,000

Year ended
12/31/00              21,860                    22,296                   19,738

Year ended
12/31/01              24,197                    19,741                   21,885

Year ended
12/31/02              23,793                    15,489                   18,140

Year ended
12/31/03              31,435                    20,300                   26,859

Year ended
12/31/04              37,738                    22,726                   31,487

Year ended
12/31/05              39,652                    24,117                   33,606

6 Mo. Ended
6/30/06               38,720                    24,896                   35,135


Return:        Matthew 25 Fund          Russell 3000 Index      Value Line Index

Annual
Return
12/31/1996             18.68%                    21.82%                  19.78%

Annual
Return
12/31/1997             39.65%                    31.78%                  28.45%

Annual
Return
12/31/1998             25.93%                    24.14%                   5.82%

Annual
Return
12/31/1999              1.08%                    20.90%                  10.56%

Annual
Return
12/31/2000              3.62%                    (7.46)%                 9.65%

Annual
Return
12/31/2001             10.69%                   (11.46)%                10.88%

Annual
Return
12/31/2002             (1.67)%                  (21.54)%               (17.11)%

Annual
Return
12/31/2003              32.12%                   31.06%                 48.06%

Annual
Return
12/31/2004             20.05%                    11.95%                 17.23%

Annual
Return
12/31/2005              5.07%                     6.12%                  6.73%


Six Months
6/30/05                (2.35)%                    3.23%                  4.55%



Matthew 25 Fund
One Year
6/30/05-6/30/06 = 1.95%

Three Year
6/30/03-6/30/06 = 14.70%

Five Year
6/30/01-6/30/06 = 10.56%

Ten Year
6/30/96-6/30/06 = 13.85%


Value Line Index
One Year
6/30/05-6/30/06 = 11.83%

Three Year
6/30/03-6/30/06 = 17.91%

Five Year
6/30/01-6/30/06 = 9.88%

Ten Year
6/30/96-6/30/06 = 12.31%


Russell 3000 Index
One Year
6/30/05-6/30/06 = 9.56%

Three Year
6/30/03-6/30/06 = 12.56%

Five Year
6/30/01-6/30/06 = 3.53%

Ten Year
6/30/96-6/30/06 = 8.52%


MATTHEW 25 FUND, INC.
TOP TEN HOLDINGS & ASSET ALLOCATION
JUNE 30, 2006


Top Ten Holdings
(% of Net Assets)

Federal Agricultural Mortgage Corp.     19.00%
Polaris Industries, Inc.                12.43%
Black & Decker, Inc.			10.51%
MBIA, Inc.                               7.94%
Advanta Corporation                      6.68%
El Paso Corporation                      6.07%
Cabelas, Inc.                            5.50%
First Data Corp.                         4.94%
Ameritrade Clearing, Inc.                4.90%
Career Education Corp.                   3.90%

                                        ------
                                        81.87%

Asset Allocation
(% of Net Assets)

Federal & Federally Sponsored Credit Agencies	19.00%
Miscellaneous Transportation Equipment          12.43%
Metalworking Machinery & Equipment              10.51%
Surety Insurance                                 7.94%
Personal Credit Institution                      6.68%
Gas Production & Distribution                    6.07%
Miscellaneous Shopping Goods Stores              5.69%
Savings Institution                              5.46%
Finance Services                                 4.94%
Security Brokers, Dealers & Flotation            4.90%
Educational Services                             3.90%
Fire, Marine & Casualty Insurance                3.08%
Land Subdiciders & Developers                    2.52%
Malt Beverages                                   2.17%
Electric Utility                                 2.10%
Racing & Track Operations                        1.07%
Construction Machinery & Equipment               0.99%
Short-Term Investment (Money Market Fund)        0.97%
Other Assets less Liabilities                   (0.42)%
                                               --------
                                               100.00%


MATTHEW 25 FUND, INC.
EXPENSE EXAMPLE
JUNE 30, 2006

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2006 to June 30, 2006.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. IRAs with less than $10,000 may be charged $14 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors. This $14 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if IRA fees were included your costs would be higher.
                                                         Expenses Paid
                 Beginning       Ending                  During Period*
                 Account Value   Account Value           January 1, 2006 to
                 January 1, 2006 June 30, 2006           June 30, 2006
                 -------------   ------------------      ------------------
Actual           $1,000.00       $976.50                 $5.83
Hypothetical
  (5% return before expenses)
                 $1,000.00       $1,018.90               $5.96

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2006
(unaudited)

                              Number of Shares  Historical Cost     Value
COMMON STOCKS  --  97.35%

CONSTRUCTION & MACHINERY EQUIP -- 0.99%
  ASV, Inc.*                   46,000               982,002            1,059,840

EDUCATIONAL SERVICES --  3.90%
  Career Education Corp.*     140,000             4,834,442            4,184,600

FEDERAL & FEDERALLY SPONSORED
CREDIT AGENCY  --  19.00%
  Federal Agricultural
  Mortgage Corp.              702,500             16,343,590          19,459,250
  Federal Agricultural
  Mortgage Corp. Cl.A          49,500                867,852             915,750
					          -----------         ----------
                                                  17,211,442          20,375,000
                                                  -----------         ----------
FINANCE SERVICES  --  4.94%
  First Data Corp.            117,700              4,293,362           5,301,208

FIRE, MARINE & CASUALTY INSURANCE  --  3.08%
  Berkshire Hathaway,
  Class A *                        36              2,045,480           3,299,760

GAS PRODUCTION & DISTRIBUTION  --  6.07%
  El Paso Corporation         434,100              3,204,662           6,511,500

LAND SUBDIVIDERS & DEVELOPERS  --  2.52%
  St. Joe Company              58,000              2,535,497           2,699,320

MALT BEVERAGES  --  2.17%
  Molson Coors Brewing Co.     33,700              2,213,419           2,325,300

METALWORKING MACHINERY & EQUIPMENT  --  10.51%
  Black & Decker, Inc.        133,500              8,521,744          11,275,410

MISC. SHOPPING GOODS STORE  --  5.69%
  AC Moore, Inc.*              12,256                139,210             199,895
  Cabelas, Inc.*              306,500              5,429,360           5,903,190
                                                  ___________          _________
                                                   5,568,570           6,103,085
MISC. TRANSPORTATION EQUIPMENT  --  12.43%
  Polaris Industries, Inc.    307,800              7,767,997          13,327,740


PERSONAL CREDIT INSTITUTION  --  6.68%
  Advanta Corporation,
  Class A                     218,300              2,089,929           7,158,057

RACING & TRACK OPERATIONS  --  1.07%
  International Speedway       15,000                742,894             695,550
  International Speedway        9,750                479,676             452,400
                                                   ---------          ----------
                                                   1,222,570           1,147,950


The accompanying notes are an integral part of these financial statements.


MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
JUNE 30, 2006
(unaudited)


                                Number of Shares   Historical Cost       Value


SAVINGS INSTITUTION  --  5.46%
  Abington Community Bancorp  124,300               1,450,163          1,862,014
  Ocean Shore Holding Co. *   125,000               1,333,363          1,565,000
  Willow Grove Bancorp, Inc.  152,500                 689,243          2,426,275
                                                    ---------          ---------
                                                    3,472,769          5,853,289
                                                    ---------          ---------

SECURITY BROKERS, DEALERS & FLOTATION  --  4.90%
  Ameritrade Clearing, Inc.*  355,000               4,183,388          5,257,550

SURETY INSURANCE  --  7.94%
  MBIA, Inc.                  145,500               6,071,024          8,519,025

                                                   ----------         ----------

TOTAL COMMON STOCKS                                76,218,297        104,398,634

PREFERRED STOCKS  --  2.10%
ELECTRIC UTILITIES  --  2.10%
  Pacific G&E Corp.
  6% Preferred                91,300                1,490,668          2,255,110

                                                    ---------         ----------
TOTAL PREFERRED STOCKS                              1,490,668          2,255,110

SHORT-TERM INVESTMENTS  --  0.97%
  Dreyfus Treasury Prime
  Fund Class B               1,040,082              1,040,082          1,040,082
                                                    ---------          ---------


TOTAL INVESTMENTS  --  100.42%                   $  78,749,047       107,693,826
 Other Assets Less Liabilities  -- (0.42)%          ==========         (456,334)
NET ASSETS  100.00%                                                 ------------
                                                                    $107,237,492
                                                                    ============


*Non-income producing security during the period.



The accompanying notes are an integral part of these financial statements.



MATTHEW 25 FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006
(unaudited)



ASSETS
 Investments in securities at value (cost $78,749,047)	$      107,693,826
 Cash                                                                4,394
 Receivables:
   Dividends                                                        69,531
                                                                ----------
       TOTAL ASSETS                                            107,767,751
                                                                ----------

LIABILITIES
Payable for securities purchased                                   351,154
Payable for Fund shares redeemed                                    54,388
Accrued expenses                                                   124,717

                                                                ----------
       TOTAL LIABILITIES                                           530,259
                                                                ----------

NET ASSETS: (Equivalent to $17.46 per share based on          $107,237,492
6,141,791 shares of capital stock outstanding 100,000,000     ============
shares authorized, $0.01 par value)


COMPOSITION OF NET ASSETS

 Shares of common stock                                      $     61,418
 Additional paid-in capital                                    74,416,290
 Net unrealized appreciation of investments                    28,944,779
 Undistributed net investment income                            2,176,126
 Undistributed net realized gain on investments                 1,638,879

                                                             ------------
NET ASSETS                                                   $107,237,492




The accompanying notes are an integral part of these financial statements.



MATTHEW  25  FUND, INC.
STATEMENT   OF   OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(unaudited)

INVESTMENT INCOME:
 Dividends                                        $        2,816,630
 Interest                                                     12,289
 Other income (Note 5)                                         3,589
                                                           ---------
         TOTAL INVESTMENT INCOME                           2,832,508



EXPENSES:
 Investment advisory fee (Note 2)                            546,984
 Shareholder reporting                                        14,334
 Office expense                                               14,277
 Registration and compliance                                  14,052
 Insurance                                                    13,670
 Postage and printing                                         10,982
 Custodian fees                                                9,719
 Directors' fees and expenses                                  7,410
 Audit                                                         7,000
 State and local taxes                                         5,750
 Software                                                      4,992
 Bank fees                                                     3,030
 IRA expense                                                   2,375
 Telephone                                                     1,690
 Legal fees                                                      116

                                                            --------
          TOTAL EXPENSES                                     656,381
                                                            --------
          NET INVESTMENT INCOME                            2,176,127

                                                            --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 6)
  Net realized gain on investments                         1,638,879
  Net change in unrealized appreciation of investments    (6,432,049)
  Net realized and unrealized gain on investments         (4,793,170)
                                                          ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $ (2,617,043)
                                                         ============



The accompanying notes are an integral part of these financial statements.


MATTHEW 25 FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS



                                               (unaudited)
                                            Six Months Ended	  Year Ended
                                              June 30, 2006       Dec. 31, 2005
                                              ------------        -------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net Investment income                       $  2,176,127        $     321,662
 Net realized gain on investments               1,638,879              971,100
 Net change in unrealized appreciation
    (depreciation) on investments              (6,432,049)           3,856,392


NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:                     (2,617,043)           5,149,154


DISTRIBUTIONS TO SHAREHOLDERS                       -               (1,292,763)


CAPITAL SHARE TRANSACTIONS (Note 4)              911,258            13,075,707
                                               -----------          ----------

TOTAL INCREASE (DECREASE)                      (1,705,785)          16,932,098

NET ASSETS, BEGINNING OF PERIOD               108,943,277           92,011,179
                                              -----------          ----------

NET ASSETS, END OF PERIOD                   $ 107,237,492        $ 108,943,277
                                             ==============       =============





The accompanying notes are an integral part of these financial statements.




MATTHEW 25 FUND, INC.
FINANCIAL HIGHLIGHTS AND RELATED RATIOS / SUPPLEMENTAL DATA
For a Share Outstanding Throughout the Period Ending:


                      (unaudited)
                       6 mo.ended           Y E A R   E N D E D
                       6/30/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01
Net asset value,
  Beginning of period.. $17.88   $17.22     $14.72    $11.68    $11.97    $10.90
                        ________________________________________________________
Income from investment
  operations
  Net investment income
  (1)................     0.35    0.05        0.13      0.00      0.09      0.00

Net gains (loss) on
  investments both
  realized and unrealized (0.77)  0.82        2.82      3.74     (0.29)     1.17

Total from investment
  operations............. (0.42)  0.87      2.95      3.74     (0.20)      1.17
                       --------------------------------------------------------
Less distributions......  0.00   (0.21)    (0.45)    (0.69)    (0.09)     (0.10)
Return of capital
  distribution..........  0.00    0.00      0.00     (0.01)     0.00       0.00
                          ----    ----      ----     ------     ----       ----
  Total distributions..   0.00   (0.21)    (0.45)     (0.70)    (0.09)    (0.10)
                       --------------------------------------------------------
Net asset value,
  End of period........ $17.46    $17.88   $17.22     $14.72    $11.68    $11.97
                       ---------------------------------------------------------
Total Return (2)........ (2.35)%    5.07%   20.05%    32.12%    (1.67)%   10.69%

Net assets, end of period
  (000's omitted)...... $107,237  $108,943  $92,011  $60,001   $41,899   $35,621

Ratio of expenses, to average
  net assets...........    0.59%    1.17%    1.19%     1.23%     1.24%     1.23%

Ratio of net investment income, to
  average assets........   1.97%    0.33%    1.00%    (0.01)%    0.85%     0.04%

Portfolio turnover rate.  16.29%    19.48%   12.46%    23.52%    38.68%   26.42%


(1) Per share net investment income has been determined on the average number of shares outstanding during the period.
(2) Total return assumes reinvestment of dividends.


The accompanying notes are an integral part of these financial statements.



MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
(unaudited)



NOTE 1 - Summary of Significant Accounting Policies
Nature of Operations
Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in The United States of America.

Security Valuations
Equity securities are valued by using market quotations. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price. When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders
The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2006
(unaudited)

NOTE 2 - Investment Advisory Agreement and Other Related Transactions
The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the first six months of 2006, as computed pursuant to the investment advisory agreement, totaled $546,984.

Mr. Mark Mulholland is the sole director and officer of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a broker at Boenning & Scattergood Inc. During the six months ended June 30, 2006, the Fund paid brokerage commissions of $0 to Boenning & Scattergood Inc. of which Mr. Mulholland received compensation totaling $0. Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 3 - Investments
For the six months ended June 30, 2006, purchases and sales of investment securities other than short-term investments aggregated $20,852,451 and $17,912,402 respectively. At June 30, 2006, the gross unrealized appreciation for all securities totaled $29,669,241 and the gross unrealized depreciation for all securities totaled $724,462 or a net unrealized appreciation of $28,944,779. The aggregate cost of securities for federal income tax purposes at June 30, 2006 was $78,749,047, including short-term investments.

NOTE 4 - Capital Share Transactions
As of June 30, 2006 there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $74,477,708. Transactions in capital stock were as follows for the years ended:

                     Six Months Ended                   Year Ended
                     June 30, 2006                   December 31, 2005

                     Shares      Amount          Shares             Amount
Shares sold         487,630   $ 8,802,698        1,630,710       $  27,720,711
Shares issued in
  reinvestment of
  dividends           -             -             69,676           1,256,260
Shares redeemed    (440,269)    (7,891,440)     (948,747)        (15,901,264)
                ---------------------------------------------------------------
Net Increase        47,361    $    911,258       751,639       $  13,075,707



MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
JUNE 30, 2006
(unaudited)

NOTE 5 - Redemption Fee
To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less. The redemption fee does not apply to shares purchased before January 1, 2006 or to shares purhcased through reinvested distributions. For the six months ended June 30, 2006, the Fund received $3,589 in redemption fees.

NOTE 6 - Federal Income Taxes
Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income          $  2,176,126
      Undistributed long-term capital gain   $  1,638,879
      Unrealized appreciation                $ 28,944,779

The tax character of distributions paid during the years ended December 31, 2005 and 2004 are as follows:

                                            2005                  2004
      Ordinary income                 $    321,662       $    695,594
      Long-term capital gain          $    971,100       $  1,635,057
      Return of capital distribution  $          0       $          0


NOTE 7 - Lease Commitments
The Fund leases office space under a lease that expires February of 2007. Rent expense was $6,946 for the six months ended June 30, 2006. Minimum lease payments over the course of the term of the lease are as follows:

        2006    $  12,108
        2007    $   2,037



ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES
Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




B O A R D    O F   D I R E C T O R S   I N F O R M A T I O N
Matthew 25 Fund
June 30, 2006

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors of the
Fund are set forth below. The Fund's SAI includes additional infromation about the Fund's Directors, and is available without charge, by calling 1-888-M25-FUND. Each director may be contacted by writing to the director
c/o Matthew 25 Fund, 607 West Avenue, Jenkintown, PA  19046

INDEPENDENT DIRECTORS


Name/Age
Position with Fund    Term of Office and    Principle Occupation   Other
                      Length of Time Served During Last Five Years Directorships
--------------------------------------------------------------------------------
Philip J. Cinelli,D.O.
Age 46                1 year with election
Director              held annually         Physician in            Not a
                                            Family Practice         director for
                                                                    any other
                      He has been a Director                        public
                      since 7/8/1996                                companies




Samuel B. Clement
Age 48
Director              1 year with election
                      held annually         Stockbroker with        Not a
                                            Securities of America   director for
                      He has been a Director                        any other
                      since 7/8/1996                                public
                                                                    companies


Linda Guendelsberger
Age 46
Director              1 year with election
Secretary of Fund     held annually         CPA and Shareholder     Not a
                                            with Fishbein & Co.     director for
                      She has been a Director                       any other
                      since 7/8/1996                                public
                                                                    companies


Scott Satell
Age 43
Director              1 year with election
                      held annually          Manufacturer's         Not a
                                             Representative         director for
                      He has been a Director with BPI Ltd.          any other
                      since 7/8/1996                                public
                                                                    companies

INTERESTED DIRECTORS

Steven D. Buck, Esq.
Age 46
Director              1 year with election
                      held annually           Attorney and          Not a
                                              Shareholder           director for
                      He has been a Director  with Stevens          any other
                      since 7/8/1996          & Lee                 public
                                                                    companies

Mark Mulholland
Age 46
Director              1 year with election
President of Fund     held annually           President of Matthew  Not a
                                              25 Fund               director for
                      He has been a Director                        any other
                      since 7/8/1996          President of Matthew  public
                                              25 Management Corp.   companies

                                              Stockbroker with
                                              Boenning & Scattergood


Mr. Buck and Mr. Mulholland are Directors of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940. Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation. Additionally, Mr. Buck's sister Lesley Buck, is the Chief Compliance Officer of Matthew 25 Fund.



ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Directors acts as the audit committee. The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts. Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                         12/31/2005       12/31/2004

Audit Fees             $ 13,509          $ 12,013
Audit-Related Fees     $      0          $      0
Tax Fees               $      0          $      0
All Other Fees         $      0          $      0


Each year, the registrant's Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.


ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.


ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics - filed with Form N-CSR on March 10, 2004 is hereby incorporated by reference.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.





SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 9/08/06




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 9/08/06